SPARROW GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                December 30, 2003
                             As amended March 4,2004

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Sparrow Growth Fund dated December 30, 2003. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2003 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling 1-888-727-3301.


                                TABLE OF CONTENTS


DESCRIPTION OF THE TRUST AND FUND............................................2


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS........3


CONTINGENT DEFERRED SALES CHARGE.............................................5


INVESTMENT LIMITATIONS.......................................................5


THE INVESTMENT ADVISER.......................................................7


TRUSTEES AND OFFICERS........................................................9


PORTFOLIO TRANSACTIONS AND BROKERAGE........................................10


DISTRIBUTION PLANS..........................................................12


DETERMINATION OF SHARE PRICE................................................12


ADDITIONAL TAX INFORMATION..................................................13


INVESTMENT PERFORMANCE......................................................14


CUSTODIAN...................................................................16


TRANSFER AGENT..............................................................16


ACCOUNTANTS.................................................................17


DISTRIBUTOR.................................................................17


FINANCIAL STATEMENTS........................................................17

                        DESCRIPTION OF THE TRUST AND FUND

     Sparrow Growth Fund (the "Fund") was organized as a series of Sparrow Funds (the "Trust") on July 14, 1998. The Trust is an open-end management diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees.

     The shares of the Fund are divided into two classes, designated Class A and Class C shares. The differing sales charges and other expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. More information concerning the classes of shares of the Fund may be obtained by calling 1-888-727-3301.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.


     As of December 15, 2003, the following persons may be deemed to beneficially own five percent (5%) or more of the Class A shares of the Fund:
Donald J. Zugmaier, 6315 Alpha, Alton IL - 9.25%; Gerald R. Sparrow, 8933 Lawn, Brentwood, MO - 7.78%; Gary M. Busenbark, 151 Busenburk Drive, Farmington, MO - 6.08%; National Investor Services, 55 Water Street, 32nd Floor, New York, NY - 6.26%, and Donaldson, Lufkin, and Jenrette, P.O. Box 2052, Jersey City, NJ - 6.03%.

     As of December 15, 2003, the following persons may be deemed to beneficially own five percent (5%) or more of the Class C shares of the Fund:
Donna L. Fanning, 1563 Redcoat, Maryland Heights, MO - 18.08%; Bernice C. Arens, 501 North Broadway, St. Louis, MO - 15.89%; Rilda J. Bateman, 4661 Sarah Drive, Mason ,OH - 13.49%; Dorothy Schillinger, 10508 Wisteria Lane, Saint Louis, MO - 6.46%; Janet A. Micheel, 5119 White Oak Drive, Smithton, IL - 11.17%; Deborah Andrews, 1119 Blendon Place, Saint Louis, MO - 7.19%; and AJE Limited Partnership, 3703 Stonebridge Drive, Cape Girardeau, MO - 13.57%.

     As of December 15, 2003, Donna L. Fanning may be deemed to control the Fund as a result of her beneficial ownership of the shares of the Fund. As the controlling shareholder, she would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of December 15, 2003, the officers and Trustees as a group beneficially owned 7.91% of the Fund.


     Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     Equity  Securities.  The Fund  invests in common  stock and other  types of
     -------------------
equity securities. Equity securities consist of common stock, preferred stock, and common stock equivalents (such as convertible preferred stock and convertible debentures, rights, and warrants) and investment companies which invest primarily in the above. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price for a specified time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund's adviser will limit the Fund's investment in convertible securities to those rated A or better by Moodys Investors Service, Inc. or Standard & Poor's Rating Group or, if unrated, of comparable quality in the opinion of the Fund's adviser. Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

     Equity securities include S&P Depositary Receipts("SPDRs") and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stock included in the S&P 500 Index, and changes in the price of the SPDRs track the movement of the Index relatively closely. Similar instruments may track the movement of other stock indexes.

     The Fund may invest in foreign equity securities by purchasing American Depository Receipts ("ADRs"). An ADR is a certificate evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     Repurchase Agreements. A repurchase agreement is a short term investment in
     ---------------------
which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government (a "U.S. Government obligation") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with U.S. Bank, the Fund's Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Fund's adviser to be creditworthy. The Fund's adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.


     Portfolio  Turnover.  The Fund's  portfolio  turnover rate  decreased  from
     --------------------
218.18% for the fiscal year ended August 31, 2002 to 164.65% for the fiscal year ended August 31, 2003. This decrease was due to less trading during the year as a result of holding portfolio securities longer. Lower portfolio turnover also results in lower brokerage commission expenses and potentially fewer distributions to shareholders, helping after-tax returns. The Fund's decreased portfolio turnover was a reflection of market conditions and does not reflect a change in the Adviser's management style.

CONTINGENT DEFERRED SALES CHARGES

     For Class A shares, a contingent deferred sales charge ("CDSC") of 1.00%, based on the lower of the shares' cost and current net asset value, will be imposed on purchases of $1 million or more, or purchases by qualified retirement plans with at least 200 eligible employees, if the shares are redeemed within eighteen months of purchase.


     For Class C shares, a CDSC of 2.50%, based on the lower of the shares' cost and current net asset value, will be imposed on redemptions of shares within two years of purchase.


     No CDSC is imposed on shares of any class subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefore, or (ii) resulted from reinvestment of a distribution on CDSC Shares. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

     The Fund will waive any CDSC on redemptions, (a) in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, (b) for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or,
(c) in the case of living trust accounts, in the event of death or post-purchase disability of the settlor of the trust. Benefit payments currently include, without limitation, (1) distributions from an IRA due to death or disability,
(2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust
     ---------------
with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any
         ---------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not engage in borrowing, except as set forth above. ---------

     3. Margin Purchases. The Fund will not purchase securities or evidences of
        ----------------
interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Illiquid Securities. The Fund will not invest more than 15% of its total
        -------------------
assets in illiquid securities.


     5. Options. The Fund will not purchase or sell puts, calls, options or
         -------
straddles.


     6. Loans. The Fund will not loan its portfolio securities.
        -----

     7. Reverse Repurchase Agreements. The Fund will not enter into reverse
         -------------------------------
repurchase agreements.


THE INVESTMENT ADVISER


     The Fund's investment adviser is Sparrow Capital Management Incorporated (the "Adviser"). Gerald R. Sparrow is the controlling shareholder of the Adviser. Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, borrowing costs (such as interest and dividend expenses), Rule 12b-1 distribution expenses, fees and expenses of the non-interested person trustees and extra-ordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the fiscal year ended August 31, 2003, the fiscal year ended August 31, 2002 and the fiscal year ended August 31, 2001, the Fund paid advisory fees of $83,036, $101,023, and $142,538, respectively.

     The Board of Trustees approved the continuance of the Agreement for the Fund at an in-person meeting held on October 30, 2003. The Trustees reviewed the Adviser's Form ADV Part II and Fund performance information provided by the Adviser, as well as a recent balance sheet and income statement for the Adviser. Gerry Sparrow, President of the Fund and the Adviser, responded to the questions posed by Fund counsel in a letter sent to the Adviser prior to the meeting. Mr. Sparrow advised the Trustees of certain proposed changes in the Adviser's business with respect to a pending dealer agreement with a national broker-dealer to distribute shares of the Fund. However, he requested that the Agreement be approved with no changes at this time. Mr. Sparrow advised the Board that there had been no code of ethics violations for the past year and there was no pending litigation involving the Adviser. Mr. Sparrow provided the Trustees with a chart setting forth the Fund's performance for the year-to-date, past 3 months, and past one year. Mr. Sparrow noted that in Morningstar's Large Blend Category, the Fund was ranked in the top tenth percentile (top 140 out of 1,400 funds in the category). After further discussion, it was the consensus of the Trustees that, considering all pertinent factors, the continuance of the Management Agreement was appropriate.


     The Adviser retains the right to use the name "Sparrow" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Sparrow" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     The Board of Trustees initially approved the Agreement based on the advisory fees, the Adviser's willingness to pay Fund expenses, and the Adviser's expertise in selecting growth stocks.



TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.


============================== ============== =============== ================================ ================ =================
Name, Address, and Age         Position(s)    Term of         Principal Occupation(s)          Number of        Other
                               Held with      Office and      During Past 5 Years              Portfolios in    Directorships
                               Fund           Length of                                        Fund Complex     Held by Director
                                              Time Served                                      Overseen by
                                                                                               Director
------------------------------ -------------- --------------- -------------------------------- ---------------- -----------------

Richard N. Priest              Trustee        Indefinite      Vice President (Retired) of             1         South Side Day
225 S. Meramec Avenue #732                    Term; since     the New York Stock Exchange                       Nursery
St. Louis, MO  63105                          2003
Year of Birth: 1931

------------------------------ -------------- --------------- -------------------------------- ---------------- -----------------
Donald D. Woodruff             Trustee        Indefinite      President of Robinson, Inc. a           1         None
225 S. Meramec Avenue #732                    Term; served    retail (sales of hearing aids)
St. Louis, MO  63105                          4 yrs.          company from June 1992 through
Year of Birth: 1956                                           present.
============================== ============== =============== ================================ ================ =================

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

============================== ============== =============== ================================ ================ =================
Name, Address, and Age         Position(s)    Term of         Principal Occupation(s)          Number of        Other
                               Held with      Office and      During Past 5 Years              Portfolios in    Directorships
                               Fund           Length of                                        Fund Complex     Held by Director
                                              Time Served                                      Overseen by
                                                                                               Director
------------------------------ -------------- --------------- -------------------------------- ---------------- -----------------

Gerald R. Sparrow*             Trustee,       Indefinite      Director, President and                 1         None
225 S. Meramec Avenue, #732    President ,    Term; served    Treasurer of Sparrow Capital
St. Louis, MO  63105           Secretary,     4 yrs.          Management Incorporated;
Year of Birth: 1959            and Treasurer                  President of Buford Dickson

                                                              Harper Sparrow, an advisory
                                                              company; General partner of
                                                              Sparrow Fund L.P., an advisory
                                                                        company.
------------------------------ -------------- --------------- -------------------------------- ---------------- -----------------

============================== ============== =============== ================================ ================ =================



     The following table contains information for each Trustee regarding equity securities beneficially owned by a Trustee in the Fund or in any registered investment companies overseen by the Trustee within the same family of investment companies as the Fund determined as of December 31, 2003.


============================== ============================ ==================================
                                Dollar Range of Equity      Aggregate Dollar Range of
Name of Director               Securities in the Fund       Equity Securities in All
                                                            Registered Investment Companies
                                                            Overseen by Director in Family
                                                            of Investment Companies
------------------------------ ---------------------------- ----------------------------------
Gerald R. Sparrow                    Over $100,000                 Over $100,000
------------------------------ ---------------------------- ----------------------------------

Richard N. Priest                        None                         None

------------------------------ ---------------------------- ----------------------------------
Donald D. Woodruff                       None                         None
============================== ============================ ==================================



     Fees of independent trustees are Trust expenses. Fees of trustees who are interested persons of the Trust are paid by the Adviser. The compensation paid to the Trustees for the fiscal year ended August 31, 2003 is set forth in the following table.



======================= ==================== ===================== ==================== ====================
Name of Person,         Aggregate            Pension or            Estimated Annual     Total Compensation
Position                Compensation         Retirement            Benefits Upon        From Trust (the
                        From Fund            Benefits Accrued      Retirement           Trust is not a
                                             As Part of Fund                            Fund Complex)
                                             Expenses
----------------------- -------------------- --------------------- -------------------- --------------------

Gerald R. Sparrow,             $0                    $0                    $0                  $0
Trustee, President
and Treasurer

----------------------- -------------------- --------------------- -------------------- --------------------

Richard N. Priest,           $1,000                  $0                    $0                $1,000
Trustee

----------------------- -------------------- --------------------- -------------------- --------------------
Donald D. Woodruff,          $1,000                  $0                    $0                $1,000
Trustee
======================= ==================== ===================== ==================== ====================


     The Trust's audit committee consists of the Independent Directors, Richard
N. Priest and Donald D. Woodruff. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. There were no audit committee meetings held during the fiscal year ended August 31, 2003.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.


     To the extent that the Fundand another of the Adviser's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the fiscal year ended August 31, 2003, the fiscal year ended August 31, 2002, and the fiscal year ended August 31, 2001, the Fund paid brokerage commissions of $54,196, $57,555, and $34,219, respectively.

     The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DISTRIBUTION PLANS

     The Fund has adopted Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class A shares and Class C shares. Under the Class A Plan, the Fund is authorized to incur distribution expenses at maximum annual rate of 0.50% of the average daily net assets of the Fund for Class A shares. The expenses may include, but are not limited to, the following: (a) payments to securities dealers and others that are engaged in the sale of shares, that may be advising shareholders of the Trust regarding the purchase of Fund shares, that hold shares of the Fund in omnibus accounts or as shareholders of record, or provide shareholder support or administrative services; (b) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (c) costs of formulating and implementing marketing and promotional activities; (d) costs of preparing, printing and distributing sales literature; and (e) costs of implementing and operating the Distribution Plans. The Adviser receives 0.50% of Class A shares and 0.75% of Class C shares for the distribution services described above. The remaining 0.25% of Class C shares is paid by the adviser to various financial or processing organizations for providing shareholder services. The Plans are designed to promote the sale of shares of the Fund.


     During the fiscal year ended August 31, 2003, the Fund paid 12b-1 fees of $23,974 and $2,827 under the Class A and Class C Distribution Plans, respectively. Of these amounts, approximately $6,984 and $1,315, respectively, was spent to compensate broker-dealers. The postage expense under Class C totalled $5,333, of the total, $1,512 was paid by the Fund and $3,821 was paid by the Adviser, respectively. The sales and marketing salaries and benefits totalled $72,000, of the total, 16,990 was paid by the Fund and $55,010 was paid by the Adviser, respectively.



     The Trustees expect that each Plan will significantly enhance the Fund's ability to distribute its shares. These Plans are compensation plans. The Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of each Plan and the related agreements must be approved by the Trustees annually, in the same manner, and either Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under a Plan must be approved by a majority of the outstanding shares of the applicable class of the Fund, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

DETERMINATION OF SHARE PRICE


     The price (net asset value) of each class of shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser subject to guidelines approved by the Board of Trustees.

     Fixed income securities are valued by a pricing service when the Adviser believes such prices are accurate and reflect the fair market value of such securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.



     The Fund's Prospectus, in the section "How to Buy Shares" describes certain types of investors for whom sales charges will be waived. The Trustees have determined that the Fund incurs no appreciable distribution expenses in connection with sales to these investors and that it is therefore appropriate to waive sales charges for these investors.

     The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                  Net Assets
                  __________________    =  Net Asset Value Per Share
                  Shares Outstanding

     An example of how the Fund calculated its net asset value per share as of the fiscal year ended August 31, 2003 is as follows:


Class A Share:

                  $5,931,413
                  ____________  =  $10.97
                     540,751

Class C Share:

                    $201,915
                    __________ =   $10.78
                      18,737

ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of August 31, 2003, the Fund had capital loss carryforwards of $2,112,330: $75,069 expires in 2007, $5125,91 expires in 2008,
$450,421 expires in 2009, $441,171 expires in 2010 and $633,078 expires in 2011.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P (1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVD

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions) n = number of years ATVD
                  ending value at the end of the applicable
                                    period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVDR

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions and redemption)
                  n        =        number of years
                  ATVDR             ending value at the end of the applicable
                                    period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.


     The following table provides information regarding the Sparrow Growth Fund's performance (for the periods ended August 31, 2003).


           ----------------------------------------------------------------------------
                               SPARROW GROWTH FUND
           ----------------------------------------------------------------------------
           --------------------------------- -------------------  ---------------------

           Class A Shares                          1 Year            Since Inception
                                                   ------            ----------------

                                                                         (10/4/98)
           --------------------------------- -------------------  ---------------------
           --------------------------------- -------------------  ---------------------

           Average Annual Total Return             -1.17%                  0.71%

           --------------------------------- ------------------- ---------------------
           --------------------------------- ------------------- ---------------------

           Average Annual Total Return             -1.17%                  0.71%
           After Taxes on Distributions

           --------------------------------- ------------------- ---------------------
           --------------------------------- ------------------- ---------------------

           Average Annual Total Return             -0.71%                  0.57%
           After Taxes on Distributions
           and Redemptions

           --------------------------------- ------------------- ---------------------
           --------------------------------- ------------------- ---------------------

           Class C Shares                          1 Year             Since Inception
                                                   ------            ----------------

                                                                         (11/09/00)
           --------------------------------- ------------------- ---------------------
           --------------------------------- ------------------- ---------------------

           Average Annual Total Return             4.66%                 -11.92%

           --------------------------------- ------------------- ---------------------
           --------------------------------- ------------------- ---------------------

           Average Annual Total Return             4.66%                 -11.93%
           After Taxes on Distributions

           --------------------------------- ------------------- ---------------------
           --------------------------------- ------------------- ---------------------

           Average Annual Total Return             2.84%                  -9.31%
           After Taxes on Distributions
           and Redemptions

           --------------------------------- ------------------- ---------------------

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT


     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, Unified, in its capacity as Fund administrator, provides the Fund with certain monthly reports, record-keeping and other management-related services. For its services as administrator, Unified receives a monthly fee from the Adviser equal to an annual average rate of 0.10% of the Fund's average daily net assets subject to an annual minimum fee of $18,000. For the fiscal year ended August 31, 2003, the fiscal year ended August 31, 2002, and the fiscal year ended August 31, 2001, Unified received $68,111, $22,996, and $22,980, respectively, from the Adviser for its services as administrator.


ACCOUNTANTS


     The firm of Cohen McCurdy, Ltd., 27955 Clemens Road, Westlake, Ohio
44145, has been selected as independent public accountants for the Fund for the fiscal year ending August 31, 2004. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, is the principal underwriter and exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS


     The financial statements and independent auditor's report required to be included in the statement of additional information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the period ended August 31, 2003. The Trust will provide the Annual Report without charge by calling the Fund at (888)-727-3301.